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                                                                    EXHIBIT 24.1

CONFORMED

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Joseph L. Mancino and Michael P. Puorro as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form 86-AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the New York State Banking Department or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the New York State Banking Department regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form 86-AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                            DATE
     ----                                            ----



  /s/ Joseph L. Mancino                              August 15, 1996
- -----------------------------------------
Joseph L. Mancino
Chairman of the Board,
Chief Executive Officer and
President
(principal executive officer)
Roslyn Bancorp, Inc.


Chairman of the Board, Chief
Executive Officer and President
(principal executive officer)
The Roslyn Savings Bank



 /s/ Michael P. Puorro                               August 15, 1996
- -----------------------------------------
Michael P. Puorro
Vice President and Chief Financial Officer
(principal accounting and financial officer)
Roslyn Bancorp, Inc.


Vice President and Chief Financial Officer
(principal accounting and financial officer)
The Roslyn Savings Bank
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 /s/ Mary M.Ehrich                                   August 15, 1996
- ----------------------------------------
Mary M. Ehrich
Senior Vice President and Secretary
The Roslyn Savings Bank


 /s/ Floyd N. York                                   August 15, 1996
- -----------------------------------------
Floyd N. York
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank


 /s/ Victor C. McCuaig                               August 15, 1996
- -----------------------------------------
Victor C. McCuaig
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank

 /s/ John P. Nicholson                               August 15, 1996
- ----------------------------------------
John P. Nicholson
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank


 /s/ James E. Swiggett                               August 15, 1996
- -----------------------------------------
James E. Swiggett
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank



 /s/ Robert G. Freese                                August 15, 1996
- -----------------------------------------
Robert G. Freese
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank
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 /s/ Thomas J. Calabrese, Jr.                        August 15, 1996
- ----------------------------------------
Thomas J. Calabrese, Jr.
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank


 /s/ Dr. Edwin W. Martin, Jr.                        August 15, 1996
- -----------------------------------------
Dr. Edwin W. Martin, Jr.
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank


 /s/ Richard C. Webel                                August 15, 1996
- -----------------------------------------
Richard C. Webel
Director
Roslyn Bancorp, Inc.

Trustee
The Roslyn Savings Bank